[logo] M F S(R)
INVESTMENT MANAGEMENT

MFS(R) GOVERNMENT
LIMITED MATURITY FUND
ANNUAL REPORT o DECEMBER 31,2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
    D. Richard Smith

For the 12 months ended December 31, 2001, the fund's Class A shares provided a total return of 7.00%, Class B shares 6.20%, Class C shares 6.14%, and Class I shares 7.29%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to an 8.53% return over the same period for the fund's benchmark, the Lehman Brothers One- to Three-Year Government Bond Index (the Lehman Index). The Lehman Index tracks public obligations of the U.S. Treasury with remaining maturities of one to three years. During the same period, the average short-term U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.90%.

Q.  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING 2001?

A. The strong returns for the fund and the Lehman Index resulted from a combination of several factors, including weakening economic growth in the face of excess capacity in the technology and automotive industries; falling interest rates prodded by the Federal Reserve Board's (the Fed's) dramatic cuts in the benchmark federal funds target rate; and strong demand for higher-quality bonds by investors pulling money from a weakening stock market. In addition, the global economic and political environment was increasingly unstable. Corporate investment in technological infrastructure to increase productivity -- which had spurred rampant growth through the turn of the millennium -- fell off dramatically. Inflationary pressures diminished considerably as oil prices fell. Consumer spending remained healthier than expected given higher unemployment. Those who kept their jobs kept stable income levels, but we didn't see the significant income growth -- especially in the form of bonuses and other nonsalary compensation -- that had previously bolstered consumer spending.

    In the face of this backdrop, the Fed aggressively cut the federal funds rate, doing so 11 times during 2001. By early September, it appeared to us that many in the market felt the economy was poised for a rebound and that the Fed was nearing the end of its rate-cutting cycle. That sentiment disappeared rapidly after the terrorist attacks of September 11. In the aftermath, economic growth and the stock market slipped drastically. The Fed responded by implementing four cuts in the federal funds rate between the attacks and the end of 2001. All in all, the target rate fell from 6.50% at the beginning of 2001 to 1.75% at year-end.

Q.  DID YOUR INVESTMENT APPROACH CHANGE OVER THE COURSE OF THE YEAR?

A. No. We followed a consistent approach, investing in a portfolio of government-quality securities with relatively low price volatility. Our holdings are all intended to satisfy strict federal eligibility requirements by banks and credit unions. Our belief is that this approach may help us to outperform a majority of money market accounts over most two- to three-year periods. (Historically, bonds have generally provided higher income than either CDs or money market funds, albeit with somewhat higher risk. Money market funds seek to maintain a constant net asset value, although this is not guaranteed.)

Q.  HOW DID YOU STRUCTURE THE FUND?

A. We did not take on additional interest-rate risk by structuring the portfolio to be more sensitive to changes in interest rates. Rather, we looked for ways to add yield without taking on much additional risk. To that end, we focused on agency debentures because they added additional yield relative to Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Among Treasuries, we invested in inflation-adjusted TIPS (Treasury Inflation-Protected Securities) when they factored in less inflation than we anticipated going forward.

    While we maintained a stake in mortgage-backed securities, we limited our exposure to this sector because declining interest rates translated into increased refinancing activity and prepayment risk. This is the risk that if homeowners pay off their mortgages early to refinance at lower rates, holders of mortgage-backed securities are forced to reinvest the redeemed bond at lower prevailing rates. To attempt to soften this risk, we looked to 15-year Federal National Mortgage Association mortgage-backed securities with higher- than-current-market coupon rates in the 6.5% to 7.0% range. These bonds offered less yield than 30-year alternatives, but more stability. Homeowners with these mortgages have not tended to refinance because they have already done so recently; this makes these mortgage-backed securities less susceptible to prepayment risk.

    We also added collateralized mortgage obligations (CMOs) to the portfolio. These are debt securities backed by pools of mortgage-backed securities. We've invested in CMOs with short-term, conservative, thrift-eligible holdings issued by "AAA"-rated government agencies such as Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. We liked these investments because we felt they offered extra yield combined with stability. We anticipate adding to this position going forward and decreasing our agency exposure.

Q.  WHAT IS YOUR OUTLOOK?

A. We'll be watching carefully in the first quarter of 2002 to see how cuts in bonuses and other nonsalary income affect consumer confidence. The federal government's response to the downturn will also play a role, after no agreement was reached on a stimulus package in late 2001. State governments will most likely be pressured to cope with a sharp decline in tax revenues due to the economic downturn, a factor that could further erode consumer confidence.

    That said, we are more positive about the prospects for U.S. economic growth than we've been for some time, although we don't expect a rebound until at least the second half of 2002. Until then, emerging data could very well appear favorable when compared to the previous, difficult year, amid no signs of any upward pressure on inflation. We think bond market performance in 2002 may not match the strength it demonstrated in 2001, with returns coming less from capital appreciation and more from income. That kind of backdrop plays well to our approach of looking for opportunities to add yield.

/s/ D. Richard Smith

    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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D. RICHARD SMITH, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF THE GOVERNMENT MORTGAGE AND LIMITED MATURITY PORFOLIOS OF OUR MUTUAL FUNDS AND OFFSHORE INVESTMENT PRODUCTS.

RICHARD JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                SEEKS TO PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                          INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN MONEY MARKET INSTRUMENTS).

COMMENCEMENT OF
INVESTMENT OPERATIONS:    SEPTEMBER 26, 1988

CLASS INCEPTION:          CLASS A  SEPTEMBER 26, 1988
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  AUGUST 1, 1994
                          CLASS I  JANUARY 2, 1997

SIZE:                     $472.8 MILLION NET ASSETS AS OF DECEMBER 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 2001)

                           MFS Government          Lehman Brothers
                          Limited Maturity        One-to-Three Year
                           Fund - Class A       Government Bond Index
              12/91          $ 9,750                 $10,000
              12/93           11,111                  11,197
              12/95           12,170                  12,474
              12/97           13,322                  13,980
              12/99           14,493                  15,398
              12/01           16,682                  18,078

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +7.00%      +17.76%      +33.11%       +71.10%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +7.00%      + 5.60%      + 5.89%       + 5.52%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +4.33%      + 4.71%      + 5.35%       + 5.25%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +6.20%      +15.09%      +28.14%       +59.72%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +6.20%      + 4.80%      + 5.08%       + 4.79%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +2.20%      + 3.88%      + 4.76%       + 4.79%
---------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +6.14%      +14.77%      +27.64%       +60.50%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +6.14%      + 4.70%      + 5.00%       + 4.84%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +5.14%      + 4.70%      + 5.00%       + 4.84%
---------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +7.29%      +18.73%      +34.29%       +72.61%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +7.29%      + 5.89%      + 6.07%       + 5.61%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average short-term U.S. government fund+                 +6.90%      + 5.58%      + 5.73%       + 5.28%
---------------------------------------------------------------------------------------------------------
Lehman Brothers One-to-Three Year Government
  Bond Index#                                            +8.53%      + 6.53%      + 6.64%       + 6.10%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because the operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT INCLUDE THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 2001

              Government Agency                  46.2%
              Mortgage Backed                    44.1%
              U.S. Treasuries                     7.4%
              Cash                                2.3%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Government Limited Maturity Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                   NUMBER OF SHARES
                                         -------------------------------------
NOMINEE                                        FOR         WITHHOLD AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                          20,962,329.645          240,556.827
John W. Ballen                             20,962,921.485          239,964.987
Lawrence H. Cohn                           20,960,423.899          242,462.573
J. David Gibbons                           20,962,066.223          240,820.249
William R. Gutow                           20,962,921.485          239,964.987
J. Atwood Ives                             20,962,921.485          239,964.987
Abby M. O'Neill                            20,962,066.223          240,820.249
Lawrence T. Perera                         20,962,921.485          239,964.987
William J. Poorvu                          20,962,329.645          240,556.827
Arnold D. Scott                            20,962,921.485          239,964.987
J. Dale Sherratt                           20,962,714.571          240,171.901
Elaine R. Smith                            20,962,329.645          240,556.827
Ward Smith                                 20,962,633.542          240,252.930

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        16,471,048.736
Against                                       205,936.658
Abstain                                       394,965.078
Broker Non-votes                            4,130,936.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        16,126,360.706
Against                                       516,783.886
Abstain                                       428,805.880
Broker Non-votes                            4,130,936.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        20,598,727.104
Against                                       179,538.926
Abstain                                       424,620.442

ITEM 5. To approve a new investment management fee.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        15,842,516.758
Against                                       671,628.438
Abstain                                       557,805.276
Broker Non-votes                            4,130,936.000

ITEM 6. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                        20,765,135.522
Against                                        81,067.943
Abstain                                       356,683.007

PORTFOLIO OF INVESTMENTS -- December 31, 2001

Bonds - 95.5%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 88.2%
  Federal Home Loan Bank, 5.375s, 2004                                  $13,000           $ 13,503,750
  Federal Home Loan Bank, 7.5s, 2015                                      9,706             10,176,524
  Federal Home Loan Bank, 7s, 2016                                        7,613              7,889,492
  Federal Home Loan Mortgage Corp., 2.03s, 2029                           1,939              1,941,622
  Federal Home Loan Mortgage Corp., 4.5s, 2008                            7,942              7,934,509
  Federal Home Loan Mortgage Corp., 5s, 2011 - 2022                      30,000             30,382,687
  Federal Home Loan Mortgage Corp., 5.5s, 2017                           10,930             11,213,322
  Federal Home Loan Mortgage Corp., 6.375s, 2003                         10,000             10,570,300
  Federal Home Loan Mortgage Corp., 6.625s, 2002                         20,000             20,509,400
  Federal Home Loan Mortgage Corp., 7s, 2003 - 2005                      56,000             59,666,070
  Federal Home Loan Mortgage Corp., 7.375s, 2003                         20,000             21,259,400
  Federal National Mortgage Assn., 2.26s, 2027                            5,524              5,523,866
  Federal National Mortgage Assn., 2.38s, 2016                           15,130             15,181,887
  Federal National Mortgage Assn., 2.43s, 2031                           11,995             12,006,190
  Federal National Mortgage Assn., 5.3s, 2021                            12,500             12,582,000
  Federal National Mortgage Assn., 5.5s, 2018 - 2019                     17,738             18,172,975
  Federal National Mortgage Assn., 5.76s, 2006                            4,980              5,044,383
  Federal National Mortgage Assn., 6.3s, 2015                               574                598,607
  Federal National Mortgage Assn., 6.5s, 2004 - 2016                     53,040             55,047,844
  Federal National Mortgage Assn., 6.625s, 2002                          31,500             31,751,445
  Federal National Mortgage Assn., 7s, 2015 - 2016                       19,995             20,711,946
  Federal National Mortgage Assn., 7.12s, 2004                            2,750              2,902,922
  Federal National Mortgage Assn., 7.125s, 2005                          12,500             13,564,500
  Federal National Mortgage Assn., 7.5s, 2015                             5,647              5,918,772
  Government National Mortgage Assn., 8s, 2015                              649                683,792
  Government National Mortgage Assn., 8.5s, 2010                            687                731,660
  Government National Mortgage Assn., 9s, 2002 - 2007                     1,003              1,087,078
  Student Loan Marketing Assn., 4.75s, 2004                              20,000             20,518,800
------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                            $417,075,743
------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 7.3%
  U.S. Treasury Notes, 6s, 2002                                         $ 1,200           $  1,236,744
  U.S. Treasury Notes, 6.125s, 2002                                       6,000              6,167,820
  U.S. Treasury Notes, 3s, 2003                                          10,000             10,007,800
  U.S. Treasury Notes, 5.75s, 2005                                        5,600              5,914,104
  U.S. Treasury Notes, 3.375s, 2007                                      11,217             11,245,143
------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                           $ 34,571,611
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $445,447,683)                                               $451,647,354
------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.9%
------------------------------------------------------------------------------------------------------
  Merrill Lynch, dated 12/31/01, due 1/02/02, total to
    be received, $27,906,790 (secured by various U.S.
    Treasury and Federal Agency obligations in a jointly
    traded account), at Cost                                            $27,904           $ 27,904,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $473,351,683)                                         $479,551,354
Other Assets, Less Liabilities - (1.4)%                                                     (6,753,177
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $472,798,177
------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
DECEMBER 31, 2001
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $473,351,683)      $  479,551,354
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    91,479,105
  Cash                                                                  813
  Receivable for fund shares sold                                 4,454,374
  Interest receivable                                             5,914,158
  Other assets                                                        1,723
                                                             --------------
      Total assets                                           $  581,401,527
                                                             --------------
Liabilities:
  Distribution payable                                       $      503,922
  Payable for investments purchased                              15,172,092
  Payable for fund shares reacquired                              1,151,970
  Collateral for securities loaned, at value                     91,479,105
  Payable to affiliates -
    Management fee                                                   15,338
    Shareholder servicing agent fee                                   3,835
    Distribution and service fee                                     70,638
  Accrued expenses and other liabilities                            206,450
                                                             --------------
      Total liabilities                                      $  108,603,350
                                                             --------------
Net assets                                                   $  472,798,177
                                                             ==============
Net assets consist of:
  Paid-in capital                                            $  501,051,118
  Unrealized appreciation on investments                          6,199,671
  Accumulated net realized loss on investments                  (33,677,361)
  Accumulated distributions in excess of net investment
    income                                                         (775,251)
                                                             --------------
      Total                                                  $  472,798,177
                                                             --------------
Shares of beneficial interest outstanding                      56,706,427
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $279,687,669 / 33,489,066 shares of
     beneficial interest outstanding)                            $8.35
                                                                 =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                  $8.56
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $121,405,331 / 14,577,520 shares of
     beneficial interest outstanding)                            $8.33
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $71,705,058 / 8,639,827 shares of
     beneficial interest outstanding)                            $8.30
                                                                 =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $118.99 / 14.23 shares of
    beneficial interest outstanding)                             $8.36
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:

  Interest income                                                   $18,403,020
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,321,419
    Trustees' compensation                                               42,851
    Shareholder servicing agent fee                                     330,355
    Distribution and service fee (Class A)                              311,938
    Distribution and service fee (Class B)                              795,689
    Distribution and service fee (Class C)                              368,349
    Administrative fee                                                   31,385
    Custodian fee                                                       127,137
    Printing                                                             38,516
    Postage                                                              31,529
    Auditing fees                                                        25,646
    Legal fees                                                           20,975
    Miscellaneous                                                       210,055
                                                                    -----------
      Total expenses                                                $ 3,655,844
    Fees paid indirectly                                                (32,468)
                                                                    -----------
      Net expenses                                                  $ 3,623,376
                                                                    -----------
        Net investment income                                       $14,779,644
                                                                    -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions  $ 1,632,535
  Change in unrealized appreciation on investments                    3,136,322
                                                                    -----------
          Net realized and unrealized gain on investments           $ 4,768,857
                                                                    -----------
            Increase in net assets from operations                  $19,548,501
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                               2001                  2000
------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                      $  14,779,644         $  15,326,963
  Net realized gain (loss) on investments                        1,632,535            (5,544,155)
  Net unrealized gain on investments                             3,136,322             8,270,301
                                                             -------------         -------------
    Increase in net assets from operations                   $  19,548,501         $  18,053,109
                                                             -------------         -------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (9,869,990)        $ (10,969,367)
  From net investment income (Class B)                          (3,466,732)           (3,095,344)
  From net investment income (Class C)                          (1,442,916)           (1,031,470)
  From net investment income (Class I)                                  (6)                   (7)
  In excess of net investment income (Class A)                  (1,329,678)               --
  In excess of net investment income (Class B)                    (467,036)               --
  In excess of net investment income (Class C)                    (194,389)               --
  In excess of net investment income (Class I)                          (1)               --
                                                             -------------         -------------
    Total distributions declared to shareholders             $ (16,770,748)        $ (15,096,188)
                                                             -------------         -------------
Net increase (decrease) in net assets from fund
  share transactions                                         $ 206,547,016         $ (26,552,269)
                                                             -------------         -------------
      Total increase (decrease) in net assets                $ 209,324,769         $ (23,595,348)
Net assets:
  At beginning of period                                       263,473,408           287,068,756
                                                             -------------         -------------
At end of period (including accumulated distributions
in excess of net investment income of $(775,251) and
$289,422, respectively)                                      $ 472,798,177         $ 263,473,408
                                                             =============         =============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                     2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $      8.24     $      8.14     $      8.42     $      8.40     $      8.41
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations#(S) -
  Net investment income                              $      0.40     $      0.50     $      0.48     $      0.50     $      0.53
  Net realized and unrealized gain (loss) on
    investments                                             0.17            0.10           (0.29)           0.02           (0.02)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.57     $      0.60     $      0.19     $      0.52     $      0.51
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders -
  From net investment income                         $     (0.40)    $     (0.50)    $     (0.47)    $     (0.50)    $     (0.52)
  In excess of net investment income
                                                           (0.06)           --              --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.46)    $     (0.50)    $     (0.47)    $     (0.50)    $     (0.52)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value - end of period                      $      8.35     $      8.24     $      8.14     $      8.42     $      8.40
                                                     ===========     ===========     ===========     ===========     ===========
Total return(+)                                             7.00%           7.57%           2.31%           6.34%           6.30%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.81%           0.81%           0.81%           0.84%           0.84%
  Net investment income(S)                                  4.79%           6.15%           5.76%           5.95%           6.27%
Portfolio turnover                                           100%            152%            165%            368%            266%
Net assets at end of period (000 Omitted)
                                                     $   279,688     $   185,701     $   191,955     $   215,877     $   190,039

(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights -- continued
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                     2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $      8.22     $      8.12     $      8.40     $      8.39     $      8.39
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations#(S) -
  Net investment income                              $      0.33     $      0.43     $      0.41     $      0.43     $      0.46
  Net realized and unrealized gain (loss) on
    investments                                             0.17            0.10           (0.29)           0.01            --
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.50     $      0.53     $      0.12     $      0.44     $      0.46
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders -
  From net investment income                         $     (0.33)    $     (0.43)    $     (0.40)    $     (0.43)    $     (0.46)
  In excess of net investment income
                                                           (0.06)           --              --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.39)    $     (0.43)    $     (0.40)    $     (0.43)    $     (0.46)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value - end of period                      $      8.33     $      8.22     $      8.12     $      8.40     $      8.39
                                                     ===========     ===========     ===========     ===========     ===========
Total return                                                6.20%           6.77%           1.50%           5.43%           5.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.59%           1.58%           1.61%           1.60%           1.63%
  Net investment income(S)                                  3.99%           5.39%           4.96%           5.17%           5.48%
Portfolio turnover                                           100%            152%            165%            368%            266%
Net assets at end of period (000 Omitted)
                                                     $   121,405     $    58,004     $    71,472     $    68,867     $    34,843

(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                     2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $      8.19     $      8.09     $      8.38     $      8.37     $      8.37
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations#(S) -
  Net investment income                              $      0.31     $      0.42     $      0.41     $      0.43     $      0.45
  Net realized and unrealized gain (loss) on
    investments                                             0.18            0.10           (0.30)           0.01            --
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.49     $      0.52     $      0.11     $      0.44     $      0.45
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders -
  From net investment income                         $     (0.31)    $     (0.42)    $     (0.40)    $     (0.43)    $     (0.45)
  In excess of net investment income
                                                           (0.07)           --              --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.38)    $     (0.42)    $     (0.40)    $     (0.43)    $     (0.45)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value - end of period                      $      8.30     $      8.19     $      8.09     $      8.38     $      8.37
                                                     ===========     ===========     ===========     ===========     ===========
Total return                                                6.14%           6.71%           1.33%           5.35%           5.56%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.66%           1.66%           1.66%           1.69%           1.69%
  Net investment income(S)                                  3.80%           5.31%           4.91%           5.10%           5.42%
Portfolio turnover                                           100%            152%            165%            368%            266%
Net assets at end of period (000 Omitted)            $    71,705     $    19,769     $    23,642     $    24,286     $    18,192

(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                            PERIOD ENDED
                                                     -----------------------------------------------------------    DECEMBER 31,
                                                            2001            2000            1999            1998           1997*
--------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $      8.24     $      8.12     $      8.40     $      8.40     $      8.40
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations#(S) -
  Net investment income                              $      0.43     $      0.50     $      0.51     $      0.46     $      0.53
  Net realized and unrealized gain (loss) on
    investments                                             0.16            0.12           (0.31)           0.05            --
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.59     $      0.62     $      0.20     $      0.51     $      0.53
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders -
  From net investment income                         $     (0.43)    $     (0.50)    $     (0.48)    $     (0.51)    $     (0.53)
  In excess of net investment income                       (0.04)           --              --              --              --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to
        shareholders                                 $     (0.47)    $     (0.50)    $     (0.48)    $     (0.51)    $     (0.53)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value - end of period                      $      8.36     $      8.24     $      8.12     $      8.40     $      8.40
                                                     ===========     ===========     ===========     ===========     ===========
Total return                                                7.29%           8.00%           2.46%           6.25%           6.55%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                0.66%           0.66%           0.66%           0.66%           0.69%+
  Net investment income(S)                                  5.13%           6.30%           5.91%           6.23%           6.42%+
Portfolio turnover                                           100%            152%            165%            368%            266%
Net assets at end of period (000 Omitted)                 $--+++         $ --+++         $ --+++     $       185     $       182

(S) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
    31, 2001, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
  * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios donot reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Limited Maturity Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At December 31, 2001, the value of securities loaned was $89,665,203. These loans were collateralized by cash of $91,479,105 which was invested in the following short-term obligation:

                                                            IDENTIFIED COST
ISSUER                                             SHARES         AND VALUE
---------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   91,479,105       $91,479,105

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                     DECEMBER 31, 2001      DECEMBER 31, 2000
-----------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                          $16,293,263            $15,327,585

During the year ended December 31, 2001, accumulated distributions in excess of net investment income decreased by $1,505,275 and accumulated net realized loss on investments increased by $1,505,275 due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share. As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Capital loss carryforward                            $(31,806,217)
      Unrealized gain                                         3,553,276

At December 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $31,806,217 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                                AMOUNT
            ------------------------------------------------------
            December 31, 2002                        $(11,980,239)
            December 31, 2003                          (2,302,419)
            December 31, 2004                          (4,284,511)
            December 31, 2005                          (3,064,412)
            December 31, 2007                          (5,108,829)
            December 31, 2008                          (5,065,807)
                                                     ------------
                Total                                $(31,806,217)
                                                     ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. For the year ended December 31, 2001, the management fee is computed daily and paid monthly at an annual rate of the lesser of (i) 0.40% of the fund's average daily net assets or (ii) 0.38% of the fund's average daily net assets and 5.36% of gross investment income. Effective January 1, 2002, the management fee will be computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,304 for the year ended December 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $68,062 for the year ended December 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% for an indefinite period of time) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $33,009 for the year ended December 31, 2001. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,543 and $2,787 for Class B and Class C shares, respectively, for year ended December 31, 2001. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.93% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2001, were $32,849, $232,289, and $27,160 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                              PURCHASES                  SALES
------------------------------------------------------------------------------
U.S. government securities                 $516,186,078           $317,751,213
                                           ------------           ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $475,129,308
                                                                  ------------
Gross unrealized appreciation                                     $  5,363,538
Gross unrealized depreciation                                         (941,492)
                                                                  ------------
    Net unrealized appreciation                                   $  4,422,046
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       YEAR ENDED DECEMBER 31, 2001      YEAR ENDED DECEMBER 31, 2000
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             33,220,832    $ 277,263,835       25,416,802    $ 206,778,409
Shares issued to shareholders
  in reinvestment of distributions         918,574        7,668,335          911,380        7,415,577
Shares reacquired                      (23,187,509)    (193,021,511)     (27,378,080)    (222,557,749)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)             10,951,897    $  91,910,659       (1,049,898)   $  (8,363,763)
                                     =============    =============    =============    =============

Class B shares
                                       YEAR ENDED DECEMBER 31, 2001      YEAR ENDED DECEMBER 31, 2000
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             12,192,586    $ 101,688,582        3,427,447    $  27,844,953
Shares issued to shareholders
  in reinvestment of distributions         313,038        2,607,118          246,078        1,995,759
Shares reacquired                       (4,988,087)     (41,539,253)      (5,419,344)     (43,939,665)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)              7,517,537    $  62,756,447       (1,745,819)   $ (14,098,953)
                                     =============    =============    =============    =============

Class C shares
                                       YEAR ENDED DECEMBER 31, 2001      YEAR ENDED DECEMBER 31, 2000
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                              9,477,383    $  78,902,175        2,133,972    $  17,260,086
Shares issued to shareholders
  in reinvestment of distributions         123,913        1,029,001           89,743          725,912
Shares reacquired                       (3,374,743)     (28,051,270)      (2,731,116)     (22,075,573)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)              6,226,553    $  51,879,906         (507,401)   $  (4,089,575)
                                     =============    =============    =============    =============

Class I shares
                                       YEAR ENDED DECEMBER 31, 2001      YEAR ENDED DECEMBER 31, 2000
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                                   --      $        --               --      $        --
Shares issued to shareholders
  in reinvestment of distributions            -- *                4                1               22
Shares reacquired                             --               --               --               --
                                     -------------    -------------    -------------    -------------
    Net increase                              --      $           4                1    $          22
                                     =============    =============    =============    =============

*Amount is less than 1 share.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended December 31, 2001, was $3,552. The fund had no borrowings during the year.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $624,253 reduction in cost of securities and a corresponding $624,253 increase in net unrealized appreciation, based on securities held by the fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $1,440,304, increase net unrealized appreciation by $986,962, and increase net realized gains by $453,342. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of the MFS Government Limited Maturity Fund (the Fund), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Government Limited Maturity Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             ERNST & YOUNG LLP
Boston, Massachusetts
February 8, 2002

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

-------------------------------------------------------------------------------

MFS(R) GOVERNMENT LIMITED MATURITY FUND

The following tables present certain information regarding the Trustees and officers including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                      NAME, POSITION WITH THE TRUST, AGE
               PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES                                                 ABBY M. O'NEILL (born 04/27/28) Trustee
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              Private investor; Rockefeller Financial Services,
Chairman and President                                   Inc. (investment advisers), Chairman and Chief
Massachusetts Financial Services Company, Chairman       Executive Officer
and Chief Executive Officer
                                                         LAWRENCE T. PERERA (born 06/23/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee                  Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company,
President and Director                                   WILLIAM J. POORVU (born 04/10/35) Trustee

KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent consultant, general management
Private investor and real estate consultant;             consulting (healthcare specialty)
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; Woodstock Corporation                  industrial and aerospace applications), Director
(investment advisory firm), Director; KeySpan            (until June 1999)
Corporation Trustee (energy related services),
Director; Eastern Enterprises (diversified
services company), Chairman, Trustee and Chief
Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS                                                 ROBERT R. FLAHERTY* (born 09/18/63) Assistant
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Chairman       President (since August 2000); UAM Fund Services,
and Chief Executive Officer                              Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR.* (born 03/06/59) Assistant       ELLEN MOYNIHAN* (born 11/13/57) Assistant
Secretary and Assistant Clerk                            Treasurer
Massachusetts Financial services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY* (born 11/23/59) Assistant               JAMES O. YOST* (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997); Putnam Investments,
Vice President (prior to March 1997)

STEPHEN E. CAVAN* (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt, and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera, Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

  * "Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street,
    Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
D. Richard Smith**                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


** MFS Investment Management

MFS (R)GOVERNMENT                                           ------------
LIMITED MATURITY FUND                                         PRSRT STD
                                                             U.S. Postage
[logo] M F S(R)                                                 Paid
INVESTMENT MANAGEMENT                                           MFS
                                                            ------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                  MGL-2 2/02 18M 28/228/328/828